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EXHIBIT 10.10

CONFIRMATION OF SYNDICATION

    This Confirmation of Syndication ("Confirmation") dated as of August 23, 2001 is by and among SCHULER HOMES, INC. ("Borrower"), FIRST HAWAIIAN BANK, as agent ("Agent"), FIRST HAWAIIAN BANK ("FHB"), BANK OF AMERICA, N.A. ("BofA"), FLEET NATIONAL BANK, N.A. ("Fleet") and CALIFORNIA BANK &TRUST ("CBT", who together with BofA, Fleet and FHB, are referred to herein as the "Initial Banks") and the financial institutions listed on Schedule A to this Agreement ("Additional Banks").

RECITALS

      A.  Borrower, Agent and the Initial Banks are parties to that certain Revolving Credit Agreement dated as of June 28, 2001 ("Credit Agreement").

      B.  Banc of America Securities LLC and Fleet Securities, Inc. are the Joint Lead Arrangers under the Credit Agreement.

      C.  As contemplated by Section 3.10 of the Credit Agreement, the Borrower, the Agent, and the Initial Banks desire to increase the Total Aggregate Commitment, to add Additional Banks to the Credit Agreement, and to reallocate the Commitments of the Initial Banks.

    NOW, THEREFORE, the Borrower, the Initial Banks, the Additional Banks and the Agent agree as follows:

    1.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

    2.  The Total Aggregate Commitment as of the Effective Date shall equal $350,000,000.

    3.  The Commitment of each Bank, as of the Effective Date, shall be as set forth on Schedule B, which shall be as of the Effective Date the new Schedule 1.1(a) to the Credit Agreement.

    4.  The Agent is authorized by the Initial Banks and the Additional Banks to allocate Loans and Letters of Credit outstanding as of the Effective Date to the Initial Banks and the Additional Banks based on their Pro Rata Shares. Each Additional Bank agrees to pay to the Agent by 9:00 a.m., Honolulu, Hawaii time on the first Banking Day following the Effective Date ("Settlement Date") its Pro Rata Share of the Loans then outstanding. Agent agrees, upon receipt of such funds, to transfer such funds to the Initial Banks so that following such settlement each Initial Bank and each Additional Bank shall have its Pro Rata Share of the Loans then outstanding.

    5.  Borrower agrees to execute Notes payable to the order of each Initial Bank whose Commitment has changed from its Commitment on the Closing Date and to the order of each Additional Bank in the amount of each such Bank's Commitment.

    6.  As of the Effective Date, each Additional Bank shall be a party to the Credit Agreement and subject to all of the obligations of a Bank under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification. Each Additional Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. Each Additional Bank acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 8.12 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and each Additional Bank agrees that it will, independently and without reliance upon the

Initial Banks, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

    7.  To the extent the Initial Banks are deemed hereunder to have sold, assigned and transferred a portion of their Commitment and the Loans to the Additional Banks, such sale, assignment and transfer is without recourse and without representation or warranty. The Banks, the Agent and the Borrower agree that execution and delivery of this Confirmation shall satisfy the requirements of the Credit Agreement for delivery of an Assignment and Acceptance and payment of a processing fee in connection with the assignments contemplated by this Confirmation.

    8.  Any interest, fees and other payments accrued to the Settlement Date with respect to the Commitment and the Loans shall be for the account of the Initial Banks based on their Pro Rata Shares. Any interest, fees and other payments accrued on and after the Settlement Date with respect to the Commitment and the Loans shall be for the account of all Banks based on their Pro Rata Shares. The Banks, unless a party thereto, shall have no interest in any amounts payable by the Borrower pursuant to the Fee Letter Agreement and other fee letter agreements relating to the syndication of the Commitment.

    9.  This Confirmation shall be effective on the Agent's and the Joint Lead Arrangers' satisfaction, in their sole discretion, with the following ("Effective Date"):

      (a) Receipt by the Agent of this Confirmation signed by each Initial Bank, each Additional Bank, the Agent, the Borrower and each Guarantor;

      (b) Receipt by the Agent of an executed signature page of the Credit Agreement signed by each Additional Bank;

      (c) Receipt by the Agent of new Notes executed by the Borrower reflecting the Commitment as of the Effective Date of each Initial Bank whose Commitment has changed from its Commitment on the Closing Date and of each Additional Bank; and

      (d) Receipt by the Agent of $629,111.84 from the Borrower for fees payable to the Additional Lenders and receipt by Banc of America Securities LLC for the benefit of the Joint Lead Arrangers of the fees payable by the Borrower pursuant to the mandate letter and fee letter dated May 31, 2001.

    10. Each Initial Bank whose Commitment has changed from its Commitment on the Closing Date agrees to return to Borrower the Note issued to such Initial Bank upon receipt of a new Note reflecting its revised Commitment and agrees to hold harmless Borrower from any failure by such Initial Bank to return such Note to Borrower.

    11. The Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

    12. The Borrower hereby consents to this Confirmation and confirms that no Event of Default under the Credit Agreement has occurred.

    13. The execution, delivery and effectiveness of this Confirmation shall not operate as a waiver of any right, power or remedy of the Banks under the Credit Agreement or the other Loan Documents

    14. This Confirmation may be executed in counterparts each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Confirmation and the other Loan Documents may be transmitted and/or signed by facsimile and the effectiveness of any such documents and signatures shall have the same force and effect as manually signed originals and shall be binding on all parties.

    IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed by their respective officers thereunto duly authorized.

SCHULER HOMES, INC., as Borrower
By:

Name:

Title:

    The Guarantors listed on Schedule 1 hereby agree and consent to the foregoing and ratify and confirm their obligation under the Guaranty dated as of June 28, 2001.

"GUARANTOR"
EACH OF THE CORPORATE GUARANTORS LISTED ON SCHEDULE I ATTACHED HERETO
By:

Name:

Title:

EACH OF THE OTHER GUARANTORS LISTED ON SCHEDULE I ATTACHED HERETO
By:	Its respective Managing Member or Sole Manager, as the case may be
By:

Name:

Title:

FIRST HAWAIIAN BANK, as Agent
By:

Name:

Title:

Commitment Amount: $35,000,000	FIRST HAWAIIAN BANK, as Lender
By:

Name:

Title:

Commitment Amount: $25,000,000	CALIFORNIA BANK & TRUST, As Bank
By:

Name:

Title:

Commitment Amount: $50,000,000	BANK OF AMERICA, N.A., as Bank
By:

Name:

Title:

Commitment Amount: $50,000,000	FLEET NATIONAL BANK, N.A., as Bank
By:

Name:

Title:

Commitment Amount: $35,000,000	GUARANTY BANK, as Bank
By:

Name:

Title:

Commitment Amount: $25,000,000	COMERICA BANK, as Bank
By:

Name:

Title:

Commitment Amount: $10,000,000	AMERICAN SAVINGS BANK, F.S.B., as Bank
By:

Name:

Title:

Commitment Amount: $25,000,000	BANK OF HAWAII, as Bank
By:

Name:

Title:

Commitment Amount: $25,000,000	U.S. BANK NATIONAL ASSOCIATION, as Bank
By:

Name:

Title:

Commitment Amount: $25,000,000	KeyBank NATIONAL ASSOCIATION, a national banking association, as Bank
By:

Name:

Title:

Commitment Amount: $20,000,000	WASHINGTON MUTUAL BANK, F.A., as Bank
By:

Name:

Title:

Commitment Amount: $25,000,000	BANK ONE, N.A., as Bank
By:

Name:

Title:

SCHEDULE A
Additional Banks

1.	Guaranty Bank
2.	Comerica Bank
3.	American Savings Bank F.S.B.
4.	Bank of Hawaii
5.	U.S. Bank National Association
6.	KeyBank NATIONAL ASSOCIATION
7.	Washington Mutual Bank, F.A.
8.	Bank One, N.A.

SCHEDULE B
Revised Schedule 1.1(a)
Bank Group Commitment Schedule

Bank	Commitment	Share
Bank of America, N.A.	$50,000,000	14.28571429%
First Hawaiian Bank	$35,000,000	10.00000000%
Fleet National Bank, N.A.	$50,000,000	14.28571429%
California Bank & Trust	$25,000,000	07.14285714%
Guaranty Bank	$35,000,000	10.00000000%
Comerica Bank	$25,000,000	07.14285714%
American Savings Bank F.S.B.	$10,000,000	02.85714286%
Bank of Hawaii	$25,000,000	07.14285714%
U.S. Bank National Association	$25,000,000	07.14285714%
KeyBank NATIONAL ASSOCIATION	$25,000,000	07.14285714%
Washington Mutual Bank, F.A.	$20,000,000	05.71428571%
Bank One, N.A.	$25,000,000	07.14285714%
AMOUNT	$350,000,000	100.00%

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CONFIRMATION OF SYNDICATION
SCHEDULE A Additional Banks
SCHEDULE B Revised Schedule 1.1(a) Bank Group Commitment Schedule